Subsequent Events	12 Months Ended
Sep. 30, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

26. Subsequent events

Actions pursuant to the New SEPA

Between October 1, 2024 and January 28, 2025, Yorkville exercised its right under the New SEPA to require the issuance and sale of a total of 851,337 ordinary shares. At the date of this Annual Report, there were outstanding New Convertible Notes with an aggregate principal amount of $0.5 million.

Between December 20, 2024 and January 28, 2025, the Company directed Yorkville to purchase 899,061 Ordinary Shares pursuant to the New SEPA. The Company received net cash proceeds of $1.1 million from the sale of such shares to Yorkville.

Agreements Restructuring the Ownership of Zapp Scooters (Thailand) Company Limited

On December 11, 2024, in order to pursue attractive financing opportunities available in Thailand to certain majority-Thai-owned businesses, the Company restructured the ownership of its indirect subsidiary ZTH, in order that ZTH may qualify as such a majority-Thai-owned business. The restructuring entailed: (i) the transfer of 51% of the equity capital of ZTH from its direct parent Zapp UK to Founder Swin Chatsuwan pursuant to a share transfer agreement providing for the payment of agreed consideration; (ii) the concurrent execution of an intercompany agreement between ZEV and ZTH; and (iii) the concurrent execution a shareholders agreement between ZEV and Mr. Chatsuwan. Under these agreements, Zapp UK, as directed by the Company, maintains financial and operational control over ZTH’s business notwithstanding Mr. Chatsuwan’s majority ownership.